Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re RS LEGACY CORP., et al.	:	Case No, 15-10197 (BLS)
Debtors.

MONTHLY OPERATING REPORT
RS LEGACY CORPORATION, ET AL.

I do declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ William R. Russum	6/29/15
Signature of Authorized Individual*	Date

William R. Russum	Vice President – Corporate Controller
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
*Condensed Consolidated Balance Sheets (unaudited)
*includes Mexico and Asia

(In millions)	May 30, 2015

Assets
Current assets:
Cash and cash equivalents	$53.1
Accounts and notes receivable, net	101.7
Inventories	21.5
Other current assets	82.4
Total current assets	258.7

Property, plant and equipment, net	69.5
Other assets, net	23.4
Total assets	$351.6

Liabilities and Stockholders' Deficit
Current liabilities:
Current maturities of long-term debt	$-
Accounts payable	21.0
Accrued expenses and other current liabilities	44.5
Total current liabilities	65.5

Long-term debt, excluding current maturities	-
Other non-current liabilities	-
Total liabilities not subject to compromise	65.5

Liabilities subject to compromise (note)	898.1

Total liabilities	963.6

Preferred stock	-
Common stock	146.0
Additional paid-in capital	150.6
Retained earnings	97.9
Treasury stock, at cost	(998.8)
Accumulated other comprehensive income	(7.7)
Total stockholders' deficit	(612.0)

Total liabilities and stockholders' deficit	$351.6

  Note: Liabilities subject to compromise reflect management’s estimates and may be subject to revision in future reports.

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
*Condensed Consolidated Statements of Income (unaudited)
*includes Mexico, Asia

For the Period
Ended
(In millions)	May 30, 2015
Net sales and operating revenues	$27.3
Cost of products sold	12.6
Gross profit	14.7

Operating expenses:
Compensation	7.6
Rent & occupancy	4.0
Advertising	0.1
Taxes	3.0
Utilities	0.8
Insurance	2.0
Credit card fees	0.5
Professional fees	15.2
Repairs/maintenance	0.4
Store support	-
Licenses	0.9
Postage & copy & office	-
Other SG&A	2.4
Other outside (inc)/exp	(6.9)
Selling, general & administrative expenses	30.0
Depreciation and amortization	2.4
Impairment of long-lived assets	-
Total operating expenses	32.4

Operating loss	(17.7)

Interest expense, net	(0.6)
Other loss, net	-

Loss before income taxes	(18.3)

Income tax expense	0.7

Net loss	$(19.0)

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
*Condensed Consolidated Statements of Cash Flows (unaudited)
*includes Mexico, Asia

For the Period
Ended
(In millions)	May 30, 2015
Cash flows from operating activities:
Net cash provided by operating activities	$1.6

Cash flows from investing activities:
Capital expenditures	-
Proceeds from sale of assets	5.1
Changes in restricted cash	(8.3)
(3.2)

Cash flows used by financing activities:
Repayments of long-term debt	-
Changes in cash overdrafts	0.4
0.4

Net decrease in cash and cash equivalents	(1.2)
Cash and cash equivalents, beginning of period	54.3
Cash and cash equivalents, end of period	$53.1

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Balance Sheet (unaudited, in millions)

				May 30, 2015
	RS Legacy Corporation	RS Legacy Finance Corporation	Merchandising Support Services, Inc.	Ignition L.P.	ITC Services, Inc.	TRS Quality, Inc.	RS Ig Holdings Inc.
Assets
Current assets:
Cash and cash equivalents	$43.1	0.1	-	-	-	-	-
Accounts and notes receivable, net	98.3	-	-	-	-	-	-
Inventories	6.2	-	-	-	-	-	-
Other current assets	74.5	-	-	-	-	-	-
Total current assets	222.1	0.1	-	-	-	-	-

Property, plant and equipment, net	63.6	-	-	-	-	-	-
Intercompany receivables and investments	463.4	1,717.5	29.7	294.0	-	39.2	-
Other assets, net	21.6	-	-	-	-	-	-
Total assets	$770.7	1,717.6	29.7	294.0	-	39.2	-

Liabilities and Stockholders' (Deficit) Equity
Current liabilities:
Current maturities of long-term debt	$-	-	-	-	-	-	-
Accounts payable	5.8	-	-	-	-	-	-
Accrued expenses and other current liabilities	36.3	-	-	0.1	-	-	-
Total current liabilities	42.1	-	-	0.1	-	-	-

Long-term debt, excluding current maturities	-	-	-	-	-	-	-
Other non-current liabilities	-	-	-	-	-	-	-
Total liabilities not subject to compromise	42.1	-	-	0.1	-	-	-

Liabilities subject to compromise (note)	3,188.7	29.2	0.1	97.9	5.3	0.5	1.3

Total liabilities	3,230.8	29.2	0.1	98.0	5.3	0.5	1.3

Preferred stock	-	-	-	-	-	-	-
Common stock	146.0	0.1	-	-	-	-	-
Additional paid-in capital	150.8	182.8	29.7	0.6	11.7	-	0.2
Retained earnings	(1,759.1)	1,505.5	(0.1)	195.4	(17.0)	38.7	(1.5)
Treasury stock, at cost	(998.8)	-	-	-	-	-	-
Accumulated other comprehensive income	1.0	-	-	-	-	-	-
Total stockholders' (deficit) equity	(2,460.1)	1,688.4	29.6	196.0	(5.3)	38.7	(1.3)

Total liabilities and stockholders' (deficit) equity	$770.7	1,717.6	29.7	294.0	-	39.2	-

Note: Liabilities subject to compromise, inclusive of intercompany payables, reflect management’s estimates and may be subject to revision in future reports.

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Balance Sheet (unaudited, in millions) – continued

				May 30, 2015
	RS Legacy Global Sourcing Limited Partnership	RS Legacy Global Sourcing Corporation	RS Legacy Holdings, Inc.	RS Legacy Global Sourcing, Inc.	Atlantic Retail Ventures, Inc.	RS Legacy International Corporation	SCK, Inc.
Assets
Current assets:
Cash and cash equivalents	$-	0.1	-	0.6	-	-	-
Accounts and notes receivable, net	(0.6)	-	-	-	-	-	1.3
Inventories	-	-	-	-	-	-	-
Other current assets	-	-	-	-	-	-	-
Total current assets	(0.6)	0.1	-	0.6	-	-	1.3

Property, plant and equipment, net	-	-	-	-	-	-	-
Intercompany receivables and investments	134.0	14.5	28.6	0.2	0.3	67.9	2.4
Other assets, net	-	-	-	-	-	-	-
Total assets	$133.4	14.6	28.6	0.8	0.3	67.9	3.7

Liabilities and Stockholders' (Deficit) Equity
Current liabilities:
Current maturities of long-term debt	$-	-	-	-	-	-	-
Accounts payable	-	-	-	-	-	-	-
Accrued expenses and other current liabilities	-	-	-	0.2	-	-	-
Total current liabilities	-	-	-	0.2	-	-	-

Long-term debt, excluding current maturities	-	-	-	-	-	-	-
Other non-current liabilities	-	-	-	-	-	-	-
Total liabilities not subject to compromise	-	-	-	-	-	-	-

Liabilities subject to compromise	27.8	7.9	-	-	-	71.3	29.5

Total liabilities	27.8	7.9	-	0.2	-	71.3	29.5

Preferred stock	-	-	-	-	-	-	-
Common stock	-	-	-	-	-	-	-
Additional paid-in capital	26.4	-	3.8	-	-	-	-
Retained earnings	79.2	6.7	24.8	0.6	0.3	(3.4)	(25.8)
Treasury stock, at cost	-	-	-	-	-	-	-
Accumulated other comprehensive income	-	-	-	-	-	-	-
Total stockholders' (deficit) equity	105.6	6.7	28.6	0.6	0.3	(3.4)	(25.8)

Total liabilities and stockholders' (deficit) equity	$133.4	14.6	28.6	0.8	0.3	67.9	3.7

Note: Liabilities subject to compromise, inclusive of intercompany payables, reflect management’s estimates and may be subject to revision in future reports.

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Balance Sheet (unaudited, in millions) – continued

			May 30, 2015
	TE Electronics LP	RS Legacy Customer Service LLC	Trade and Save LLC	RS Ignite LLC	Total Debtors*
Assets
Current assets:
Cash and cash equivalents	$-	-	-	-	$43.9
Accounts and notes receivable, net	-	-	-	-	99.0
Inventories	-	-	-	-	6.2
Other current assets	0.5	-	-	-	75.0
Total current assets	0.5	-	-	-	224.1

Property, plant and equipment, net	0.1	-	-	-	63.7
Intercompany receivables and investments	97.0	48.1	-	-	2,936.8
Other assets, net	-	-	-	-	21.6
Total assets	$97.6	48.1	-	-	$3,246.2

Liabilities and Stockholders' (Deficit) Equity
Current liabilities:
Current maturities of long-term debt	$-	-	-	-	$-
Accounts payable	-	-	-	-	5.8
Accrued expenses and other current liabilities	-	-	-	-	36.6
Total current liabilities	-	-	-	-	42.4

Long-term debt, excluding current maturities	-	-	-	-	-
Other non-current liabilities	-	-	-	-	-
Total liabilities not subject to compromise	-	-	-	-	42.4

Liabilities subject to compromise	1.4	17.8	-	-	3,478.7

Total liabilities	1.4	17.8	-	-	3,521.1

Preferred stock	-	-	-	-	-
Common stock	-	-	-	-	146.1
Additional paid-in capital	2.9	5.8	-	-	414.7
Retained earnings	93.3	24.5	-	-	162.1
Treasury stock, at cost	-	-	-	-	(998.8)
Accumulated other comprehensive income	-	-	-	-	1.0
Total stockholders' (deficit) equity	96.2	30.3	-	-	(274.9)

Total liabilities and stockholders' (deficit) equity	$97.6	48.1	-	-	$3,246.2

* Does not include eliminations

Note: Liabilities subject to compromise, inclusive of intercompany payables, reflect management’s estimates and may be subject to revision in future reports.

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statements of Income (unaudited, in millions)

	For the Period Ended May 30, 2015
	RS Legacy Corporation	RS Legacy Finance Corporation	Merchandising Support Services, Inc.	Ignition L.P.	ITC Services, Inc.	TRS Quality, Inc.	RS Ig Holdings Inc.
Net sales and operating revenues	$21.2	-	-	-	-	-	-
Cost of products sold	6.7	-	-	0.5	-	-	-
Gross profit	14.5	-	-	(0.5)	-	-	-

Operating expenses:
Compensation	5.8	-	-	0.2	-	-	-
Rent & occupancy	3.1	-	-	-	-	-	-
Advertising	-	-	-	-	-	-	-
Taxes	2.8	-	-	-	-	-	-
Utilities	0.7	-	-	-	-	-	-
Insurance	2.0	-	-	-	-	-	-
Credit card fees	0.3	-	-	-	-	-	-
Professional fees	15.2	-	-	-	-	-	-
Repairs/maintenance	0.3	-	-	-	-	-	-
Store support	-	-	-	-	-	-	-
Licenses	0.9	-	-	-	-	-	-
Postage & copy & office	-	-	-	-	-	-	-
Other SG&A	1.9	-	-	0.1	-	-	-
Other outside (inc)/exp	(6.9)	-	-	-	-	-	-
Selling, general & administrative expenses	26.1	-	-	0.3	-	-	-
Depreciation and amortization	2.2	-	-	-	-	-	-
Impairment of long-lived assets	-	-	-	-	-	-	-
Total operating expenses	28.3	-	-	0.3	-	-	-

Operating loss	(13.8)	-	-	(0.8)	-	-	-

Interest expense, net	(0.6)	-	-	-	-	-	-
Other loss, net	-	0.1	-	-	-	-	-

Loss before income taxes	(14.4)	0.1	-	(0.8)	-	-	-

Income tax expense	0.3	-	-	-	-	-	-

Net loss	$(14.7)	0.1	-	(0.8)	-	-	-

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statements of Income (unaudited, in millions) – continued

For the Period Ended May 30, 2015
	RS Legacy Global Sourcing Limited Partnership	RS Legacy Global Sourcing Corporation	RS Legacy Holdings, Inc.	RS Legacy Global Sourcing, Inc.	Atlantic Retail Ventures, Inc.	RS Legacy International Corporation	SCK, Inc.
Net sales and operating revenues	$-	-	-	-	-	-	0.2
Cost of products sold	-	-	-	-	-	-	0.2
Gross profit	-	-	-	-	-	-	-

Operating expenses:
Compensation	-	-	-	0.1	-	-	-
Rent & occupancy	-	-	-	-	-	-	-
Advertising	-	-	-	-	-	-	-
Taxes	-	-	-	-	-	-	-
Utilities	-	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-
Credit card fees	-	-	-	-	-	-	-
Professional fees	-	-	-	-	-	-	-
Repairs/maintenance	-	-	-	-	-	-	-
Store support	-	-	-	-	-	-	-
Licenses	-	-	-	-	-	-	-
Postage & copy & office	-	-	-	-	-	-	-
Other SG&A	0.6	-	-	(0.1)	-	-	-
Other outside (inc)/exp	-	-	-	-	-	-	-
Selling, general & administrative expenses	0.6	-	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-	-	-
Impairment of long-lived assets	-	-	-	-	-	-	-
Total operating expenses	0.6	-	-	-	-	-	-

Operating loss	(0.6)	-	-	-	-	-	-

Interest expense, net	-	-	-	-	-	-	-
Other loss, net	-	-	-	-	-	-	-

Loss before income taxes	(0.6)	-	-	-	-	-	-

Income tax expense	-	-	-	-	-	-	-

Net loss	$(0.6)	-	-	-	-	-	-

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statements of Income (unaudited) – continued

	For the Period Ended May 30, 2015
	TE Electronics LP	RS Legacy Customer Service LLC	Trade and Save LLC	RS Ignite LLC	Total Debtors*
Net sales and operating revenues	$-	-	-	-	$21.4
Cost of products sold	-	-	-	-	7.4
Gross profit	-	-	-	-	14.0

Operating expenses:
Compensation	-	-	-	-	6.1
Rent & occupancy	-	-	-	-	3.1
Advertising	-	-	-	-	-
Taxes	-	-	-	-	2.8
Utilities	-	-	-	-	0.7
Insurance	-	-	-	-	2.0
Credit card fees	-	-	-	-	0.3
Professional fees	-	-	-	-	15.2
Repairs/maintenance	-	-	-	-	0.3
Store support	-	-	-	-	-
Licenses	-	-	-	-	0.9
Postage & copy & office	-	-	-	-	-
Other SG&A	-	-	-	-	2.5
Other outside (inc)/exp	-	-	-	-	(6.9)
Selling, general & administrative expenses	-	-	-	-	27.0
Depreciation and amortization	-	-	-	-	2.2
Impairment of long-lived assets	-	-	-	-	-
Total operating expenses	-	-	-	-	29.2

Operating loss	-	-	-	-	(15.2)

Interest expense, net	-	-	-	-	(0.6)
Other loss, net	-	-	-	-	0.1

Loss before income taxes	-	-	-	-	(15.7)

Income tax expense	-	-	-	-	0.3

Net loss	$-	-	-	-	$(16.0)

* Does not include eliminations

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statements of Cash Flows (unaudited, in millions)

	For the Period Ended May 30, 2015
	RS Legacy Corporation	RS Legacy Finance Corporation	Merchandising Support Services, Inc.	Ignition L.P.	ITC Services, Inc.	TRS Quality, Inc.	RS Ig Holdings Inc.

Net cash provided (used) by operating activities	$(0.3)	0.1	-	(0.9)	-	-	-

Cash flows from investing activities:
Capital expenditures	-	-	-	-	-	-	-
Proceeds from sale of assets	7.6	-	-	-	-	-	-
Changes in restricted cash	(8.3)	-	-	-	-	-	-
	(0.7)	-	-	-	-	-	-

Cash flows provided (used) by financing activities:
Repayments of long-term debt	-	-	-	-	-	-	-
Changes in cash overdrafts	0.4	-	-	-	-	-	-
Change in intercompany receivable/payable	(0.7)	(0.1)	-	0.9	-	-	-
	(0.3)	(0.1)	-	0.9	-	-	-

Net increase (decrease) in cash and equivalents	(1.3)	-	-	-	-	-	-
Cash and equivalents, beginning of period	44.4	0.1	-	-	-	-	-
Cash and equivalents, end of period	$43.1	0.1	-	-	-	-	-

	For the Period Ended May 30, 2015
	RS Legacy Global Sourcing Limited Partnership	RS Legacy Global Sourcing Corporation	RS Legacy Holdings, Inc.	RS Legacy Global Sourcing, Inc.	Atlantic Retail Ventures, Inc.	RS Legacy Int’l Corp.	SCK, Inc.

Net cash provided (used) by operating activities	$(0.7)	-	-	-	-	-	(0.2)

Cash flows from investing activities:
Capital expenditures	-	-	-	-	-	-	-
Proceeds from sale of assets	-	-	-	-	-	-	-
Changes in restricted cash	-	-	-	-	-	-	-
	-	-	-	-	-	-	-

Cash flows provided (used) by financing activities:
Repayments of long-term debt	-	-	-	-	-	-	-
Changes in cash overdrafts	-	-	-	-	-	-	-
Change in intercompany receivable/payable	0.7	-	-	-	-	-	0.2
	0.7	-	-	-	-	-	0.2

Net increase (decrease) in cash and equivalents	-	-	-	-	-	-	-
Cash and equivalents, beginning of period	-	0.1	-	0.6	-	-	-
Cash and equivalents, end of period	$-	0.1	-	0.6	-	-	-

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statements of Cash Flows (unaudited, in millions) – continued

	For the Period Ended May 30, 2015
	TE Electronics LP	RS Legacy Customer Service LLC	Trade and Save LLC	RS Ignite LLC	Total Debtors*

Net cash provided (used) by operating activities	$-	-	-	-	$(2.0)

Cash flows from investing activities:
Capital expenditures	-	-	-	-	-
Proceeds from sale of assets	-	-	-	-	7.6
Changes in restricted cash	-	-	-	-	(8.3)
	-	-	-	-	(0.7)

Cash flows provided (used) by financing activities:
Repayments of long-term debt	-	-	-	-	-
Changes in cash overdrafts	-	-	-	-	0.4
Change in intercompany receivable/payable	-	-	-	-	1.0
	-	-	-	-	1.4

Net increase (decrease) in cash and equivalents	-	-	-	-	(1.3)
Cash and equivalents, beginning of period	-	-	-	-	45.2
Cash and equivalents, end of period	$-	-	-	-	$43.9

* Does not include eliminations

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements By Filed Legal Entity (unaudited, in millions)

For the Period Ended May 30, 2015

Legal Entity	Case Number	Disbursements

RS Legacy Corporation	15-10197	$ 112.6

RS Legacy Finance Corporation	15-10211

Merchandising Support Services Inc	15-10202

Ignition LP	15-10200	$ 3.1

ITC Services, Inc	15-10201

TRS Quality Inc	15-10217

RS Ig Holdings Inc	15-10208

RS Legacy Global Sourcing LP	15-10206

RS Legacy Global Sourcing Corp	15-10204

RS Legacy Holdings, Inc	15-10212

RS Legacy Global Sourcing Inc	15-10207

Atlantic Retail Ventures, Inc	15-10199

RS Legacy International Corporation	15-10213

SCK Inc	15-10210	$ 0.1

TE Electronics LP	15-10214	$ 0.2

RS Legacy Customer Service LLC	15-10203

Trade and Save LLC	15-10215

RS Ignite LLC	15-10209

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State and Local Taxes Collected, Received, Due or Withheld (unaudited, in millions)

For the Period Ended May 30, 2015

Payroll Taxes
Payroll taxes withheld employee	$3.7
Payroll taxes withheld employer	1.6
Total payroll taxes withheld	$5.3
Amount of payroll tax remitted to tax authorities (1) (2)	$5.0
Date(s) remitted to tax authorities	Various

Sales & Use Taxes
Sales & use tax collected and incurred	$1.3
Amount of sales & use tax remitted to tax authorities (3)	$0.9
Date(s) remitted to tax authorities	Various

Property taxes paid (4)	$0.8

Other taxes paid (4)	$0.2

(1) Excludes Puerto Rico income tax withholding that is not remitted due to a settlement with the Puerto Rico Treasury.

(2) Payroll taxes remitted does not equal taxes withheld because of tax entity payment timing requirements and note (1).

(3) Tax is remitted one month in arrears of collection month.

(4) Payments include pre-petition liabilities.

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited, in millions)

For the Period Ended May 30, 2015

Retained Professionals		Approved Amounts	Disbursements

Lazard Freras & Co.	Bankruptcy Services		$ 0.2

* Disbursements represent payments by the Debtors into the professional fee escrow fund maintained by Pepper Hamilton LLP and direct payments made to professionals, and do not represent actual remittances made to professionals during the month.

* Approved Amounts represent the amounts approved by Court orders.

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited, in millions)

May 30, 2015

Accounts Receivable Aging	Amount

0-30	$ 48.4

30-60	2.0

60-90	11.3

91+	42.6

Total Accounts Receivable	104.3

Amount Considered Uncollectible	(2.6)

Accounts Receivable, Net	$ 101.7

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited, in millions)

May 30, 2015

Accounts Receivable Aging	Amount

0-30	$ 1.8

30-60	2.6

60-90	1.4

91+

Total Accounts Payable *	$ 5.8

* Represents total post-petition trade accounts payable

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
*Bank Reconciliations (unaudited)

G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance $	Ledger Balance $	As of Date	Reconciled 5/30/15
100700	BANK OF TEXAS - CASHIER CHECK	XXXXX3264	RS Legacy Corporation	Disbursement	779	-	5/30/2015	Yes
100000	PAYCARD	XXXXXXXXXXXX0015	RS Legacy Corporation	Disbursement	7,028	7,028	5/30/2015	Yes
100000	BANK OF AMERICA	XXXXXX8593	RS Legacy Finance Corporation	Disbursement	50,000	50,000	5/30/2015	Yes
100000	CITIBANK	XXXX4989	RS Legacy Corporation	Disbursement	0	(877)	5/30/2015	Yes
100000	WACHOVIA - DTC	XXXXXXXXX0466	RS Legacy Corporation	Disbursement	0	0	5/30/2015	Yes
100000	BANK OF AMERICA - A/R LOCKBOX	XXXXXX4945	RS Legacy Corporation	Disbursement	5,000	5,000	5/30/2015	Yes
100000	WELLS FARGO BANK -P CARD	XXXXXX6839	RS Legacy Corporation	Disbursement	2,082	2,117	5/30/2015	Yes
100000	BANK OF AMERICA - UHC-MEDICAL	XXXXXXXX2301	RS Legacy Corporation	Disbursement	1,202,183	0	5/30/2015	Yes
100000	BANK OF AMERCIA - UHC-FSA	XXXXXXXX2291	RS Legacy Corporation	Disbursement	26,500	0	5/30/2015	Yes
100000	WELLS FARGO BANK FUNDING	XXXXXX3027	RS Legacy Corporation	Disbursement	0	0	5/30/2015	Yes
100000	WELLS FARGO BANK P/R	XXXXXX0674	RS Legacy Corporation	Payroll Disbursement	0	0	5/30/2015	Yes
100000	WELLS FARGO BANK A/P	XXXXXX0689	RS Legacy Corporation	APAY Disbursement	0	0	5/30/2015	Yes
100000	BANK OF AMERICA - RS MASTER DEPOSITORY	XXXXXX5688	RS Legacy Corporation	Depository Account	0	86,326	5/30/2015	Yes
100000	CITIZENS - ACCOUNTS PAYABLE	XXXXXX0970	RS Legacy Corporation	APAY Disbursement	217,967	(2,007,186)	5/30/2015	Yes
100000	CITIZENS - PAYROLL	XXXXXX0962	RS Legacy Corporation	Payroll Disbursement	200,823	79,511	5/30/2015	Yes
100000	BANK OF AMERICA - RS.COM	XXXXXX7003	RS Legacy Corporation	Disbursement	0	220	5/30/2015	Yes
100000	BANK OF AMERICA - RS CENTRAL FRANCHISE	XXXXXX4765	RS Legacy Corporation	Disbursement	0	13,511	5/30/2015	Yes
100000	BANK OF AMERICA - RS FRANCHISE INTER.	XXXXXX2881	RS Legacy Corporation	Disbursement	0	5,031	5/30/2015	Yes
101000	BANK OF AMERICA - A&A LA OFFICE	XXXXXX2696	RS Legacy Global Sourcing LP	Disbursement	0	0	5/30/2015	Yes
101100	CITIZENS - INVESTMENT	XXXX1041	RS Legacy Finance Corporation	Dormant	0	0	5/30/2015	Yes
101300	BANK OF AMERICA - CORP	XXXXXX6508	RS Legacy Corporation	Disbursement	25,538,138	23,265,866	5/30/2015	Yes
101400	BANK OF AMERICA - A&A INTERNATIONAL	XXXXXX2572	RS Legacy Global Sourcing LP	Disbursement	0	0	5/30/2015	Yes
101700	BANK OF AMERICA - RS SALUS RESIDUAL	XXXXXX5933	RS Legacy Corporation	Disbursement	50,000	50,000	5/30/2015	Yes
101800	BANK OF AMERICA - RS SUB-OPERATING ACCT	XXXXXX6398	RS Legacy Corporation	Disbursement	9,149,351	11,421,623	5/30/2015	Yes
102000	CITIZENS - OPERATING ACCOUNT	XXXX0991	RS Legacy Corporation	Disbursement	768,820	796,904	5/30/2015	Yes
102100	CITIZENS - SUB-OPERATING ACCOUNT	XXXX1025	RS Legacy Corporation	Dormant	0	0	5/30/2015	Yes
104000	CITIZENS - ACH TAX	XXXX1017	RS Legacy Corporation	Disbursement	0	(575,309)	5/30/2015	Yes
105200	BANK OF AMERICA	XXXXXX8427	RS Legacy Finance Corporation	Disbursement	0	0	5/30/2015	Yes
105201	BANK OF TEXAS	XXXXXX7280	RS Legacy Finance Corporation	Disbursement	0	0	5/30/2015	Yes
105202	TCF BANK	XXXXXX9498	RS Legacy Finance Corporation	Disbursement	0	0	5/30/2015	Yes
105203	BB&T BANK	XXXXXXXX8535	RS Legacy Finance Corporation	Disbursement	0	0	5/30/2015	Yes
105204	SOVEREIGN BANK	XXXXXXX0260	RS Legacy Finance Corporation	Disbursement	48	48	5/30/2015	Yes

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
*Bank Reconciliations (unaudited)

G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance $	Ledger Balance $	As of Date	Reconciled 5/30/15
105205	KEY BANK	XXXXXXXX8617	RS Legacy Finance Corporation	Disbursement	0	0	5/30/2015	Yes
105206	JP MORGAN CHASE	XXXXX0554	RS Legacy Finance Corporation	Disbursement	0	0	5/30/2015	Yes
105207	DEUTSCHE BANK	XXXX5788	RS Legacy Finance Corporation	Disbursement	0	0	5/30/2015	Yes
105208	STONECASTLE BANK	XXXXXXXX1495	RS Legacy Finance Corporation	Disbursement	0	0	5/30/2015	Yes
107000	WACHOVIA - A&A	XXXXXXXXX1076	RS Legacy Global Sourcing LP	Disbursement	16,012	16,012	5/30/2015	Yes
143800	BANK OF AMERICA - RS LOC	XXXXXX3724	RS Legacy Corporation	Disbursement	0	0	5/30/2015	Yes
103200	RS PROFESSIONAL FEES	XXXXXX9022	RS Legacy Corporation	Escrow	6,000,000	6,000,000	5/30/2015	Yes
103300	BANK OF AMERICA	XXXXXX9006	RS Legacy Corporation	Escrow	1,940,268	1,940,268	5/30/2015	Yes
103400	BANK OF AMERICA	XXXXXX9187	RS Legacy Corporation	Escrow	103,152	103,152	5/30/2015	Yes
103600	BANK OF AMERICA	XXXXXX9909	RS Legacy Corporation	Escrow	15,896,908	15,896,908	5/30/2015	Yes
103700	BANK OF AMERICA	XXXXXX9899	RS Legacy Corporation	Escrow	2,150,423	2,150,423	5/30/2015	Yes
102600	CITIZENS	XXXX1068	RS Legacy Corporation	Dormant	0	0	5/30/2015	Yes
100000	CAPTIAL ONE	XXXX6047	RS Legacy Corporation	Acct of 1st Deposit	102,547	103,840	5/30/2015	Yes
103100	BANK OF AMERICA	XXXXXX9019	RS Legacy Corporation	Escrow	0	0	5/30/2015	Yes
103500	BANK OF AMERICA	XXXXXX9611	RS Legacy Corporation	Escrow	5,000,000	5,000,000	5/30/2015	Yes
103800	BANK OF AMERICA	XXXXXX2129	RS Legacy Corporation	Escrow	14,471,871	14,471,871	5/30/2015	Yes
103900	BANK OF AMERICA	XXXXXX4240	RS Legacy Corporation	Escrow	472,676	472,676	5/30/2015	Yes
*(does not reflect retail location accounts)

RS LEGACY CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

				Yes	No
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide an explanation below.

Lease termination agreements with original owners approved by the bankruptcy court
Store liquidations in compliance with bankruptcy court orders

X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.				X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X
Account Name	Purpose	Business Unit	Account Number	Bank Name	Date Opened